Connecticut Water Service, Inc. 2017 Annual Meeting of Shareholders May 11, 2017

Connecticut Water Service, Inc. Carol P. Wallace Lead Director

CTWS Shareholders 3 • Registered shares held in 48 states, US-VI’s and DC! • Canada • Australia • Japan • New Zealand • France • Mexico • Bermuda • Thailand Information provided by Broadridge Corporate Solutions, Inc.

CTWS Shareholders 4 • 59% Retail Investors • Typical Shareholder - ~500 shares – 79% own 50 to 500 shares – 21% own more than 500 shares Information provided by Broadridge Corporate Solutions, Inc.

2016 CTWS Board Focus Delivering Value for Shareholders! • Growth in Shareholder Value • Executive Compensation Best Practices • Talent Development & Succession Planning 5

2016 CTWS Board Focus Delivering Value for Shareholders! • Enterprise Risk Management • Board Diversity • Communities • Sustainability Welcome Shareholder Contact and Feedback! 6

Connecticut Water Service, Inc. Eric W. Thornburg President & CEO

Forward Looking Statements Except for the historical statements and discussions, some statements contained in this presentation constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. These forward-looking statements speak only as of the date of this presentation. Connecticut Water does not assume any obligation to update or revise any forward-looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company. Neither this presentation nor any verbal communication shall constitute an invitation or inducement to any person to subscribe for or otherwise acquire any Connecticut Water securities. For further information regarding risks and uncertainties associated with Connecticut Water’s business, please refer to Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the company’s website www.ctwater.com and at www.sec.gov.

Water, the basic ingredient of Life…

Who we are… Our Mission… Passionate employees delivering life sustaining, high quality water service to families and communities while providing a fair return to our shareholders Our Vision… To serve our customers, shareholders and employees at world class levels 10

Our Values… • Honesty • Trust • Respect • Service • Teamwork • Positive Attitude • Straight Talk

A Proud Heritage… • Serving families and communities since 1849 • Founded in 1956 • Serving 400,000 people • 79 cities/towns • 272 Employees

Company Strategy Shareholders Environment Customers Employees

Delivering Growth • University of Connecticut – 5 mile pipeline complete – 300 new ‘off campus’ customers • Heritage Village Water Company – Closed on February 27, 2017 – 3,000 wastewater & 4,700 water customers • Avon Water Company – 4,800 water customers – Regulatory approvals secured – Closing this summer 14

Delivering Growth • Industry leading customer growth since 2012 – 40,000 customers – 44% growth • WICA/WISC – 118 miles of pipe replaced! • $66.3 M in CapEx 2016 – Rockville Facility – Biddeford Facility 15

Delivering for Customers • World-Class customer satisfaction 16 years – Maine Satisfaction Index – 92.4% – Connecticut Satisfaction Index – 92.1% • Outreach to schools – Lead – Tours • State Operations Center • Community Engagement 16

Delivering for Employees • Employee 2020 – Safety & Security! – Succession Planning & Development! • Great New Talent! • Construction Safety Award (13th year) 17

Delivering for the Environment • Water Drop Challenge – Incentivized customers to reduce water usage – 5,000 customers enrolled – 30 million gallons saved • School Program in 2016/17 • Permanently protected 1,400 acres of Mirror Lake watershed • Rockfall Foundation Award 18

Delivering for Shareholders • Record Earnings • Total Shareholder Value Added • S&P ‘A’ Credit Rating Reaffirmed • NASDAQ Dividend Achiever • Cyber Security &Enterprise Risk Management 19

Connecticut Water Service, Inc. David C. Benoit Senior Vice President, CFO & Treasurer

2016 Financial Highlights  CTWS Record Net Income & EPS – $23.4 Million Net Income – 5 Year CAGR 16% – $2.12 EPS – 5 Year CAGR 10% – Dividend Increase of 6.2% – Enterprise Value surpassed $600 million • Investor Relations Efforts – Traveled throughout U.S. telling our story – Attracted institutional positions – Added analyst coverage - Barclays

Utility Operating Margin Efficiency Measure 16.0% 22.5% 22.8% 22.0% 22.0% 23.6% 24.4% 25.0% 27.7% 28.6% 29.3% 5% 10% 15% 20% 25% 30% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Utility Operating Income as a percentage of Operating Revenue

Performance 50.4% 19.5% 19.0% 0% 10% 20% 30% 40% 50% 60% 1 year 3 year 5 year Average Annual 1, 3 & 5-Year Total Shareholder Return @ 12/31/16

Stable & Growing Dividend • 5.3% Annualized Cash Dividend Increase on May 11, 2017 • Annual dividend yield 2.3% as of 5/10/17 closing price • Dividend paid without interruption or reduction for 243 consecutive quarters • Increased dividend payments for 48 consecutive years • 2016 Dividend Payout Ratio = 54% Annual Dividend $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.05 $1.115 $1.19 $0.80 $0.90 $1.00 $1.10 $1.20 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Current Rate Annualized On May 11, 2017, the Company’s Board declared a quarterly cash dividend of $0.2975 per common share payable on June 15, 2017.

2017 Planned Capital Spending 2017 Planned Capital Spending1 WICA/WISC $22.2MM Treatment 13.9MM Non-WICA/WISC $2.9MM IT $3.9MM Other 2 $11.8MM Facilities $1.1MM 1 Does not include 2017 completed or pending acquisitions 2 Examples include: well development, gatehouse construction, tank work • More than $150 Million of identified infrastructure investment (2017 – 2019)1 • ‘Generational’ Spend on Water Treatment Facilities – Rockville 1970 – Biddeford 1884

1st Quarter EPS - 2017 vs. 2016 $0.33 $0.25 $0.03 $0.04 2017 2016 Water Operations Services & Rentals $0.36 $0.29

Additional Information About the Merger and Where to Find It In connection with the proposed Merger, CTWS will be filing a registration statement on Form S-4 with the SEC under the Securities Act of 1933 containing separate proxy statement of AWC that also constitutes a prospectus of CTWS (a “Statement/Prospectus”) and other documents regarding the proposed transaction. Before making any voting or investment decisions, we urge investors and security holders to read the final Statement/Prospectus (including all amendments and supplements thereto) and other documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about CTWS, AWC and the proposed Merger. When available, a copy of the final Statement/Prospectus will be mailed to the shareholders of the AWC. Copies of the final Statement/Prospectus may be obtained free of charge at the SEC's web site at www.sec.gov, or by directing a request to CTWS's Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800- 428-3985, ext. 3056, or on our website at www.ctwater.com. Copies of other documents filed by CTWS with the SEC may also be obtained free of charge at the SEC's web site or by directing a request to CTWS at the address provided above. CTWS, AWC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. Information regarding CTWS's directors and executive officers and their respective interests in CTWS by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on March 13, 2017 and its Proxy Statement on Schedule 14A filed with the SEC on March 30, 2017. Certain information regarding the directors and executive officers of AWC is available in its Annual Report for 2015 filed with the PURA and available at the PURA's website, www.ct.gov/pura. Additional information regarding the interests of such potential participants will be included in the final Statement/Prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

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